                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 27, 2000 for the Collection Period of February 1
                           through February 29, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)             749,988,732.51
Discounted Principal Balance                      749,988,732.51
Servicer Advance                                    1,324,812.20
Servicer Payahead                                   1,260,008.73
Number of Contracts                                       34,185
Weighted Average Lease Rate                                6.81%
Weighted Average Remaining Term                             33.8
Servicing Fee Percentage                                   1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                  710,070,151.07
  Discounted Principal Balance                    709,669,928.01
  Servicer Advances                                 2,386,330.18
  Servicer Pay Ahead Balance                        1,894,745.85
  Maturity Advances Outstanding                             -
  Number of Current Contracts                             37,029
  Weighted Average Lease Rate                              6.82%
  Weighted Average Remaining Term                           18.2

-------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:

  Initial Deposit Amount                                                                                  28,124,577.47
  Specified Reserve Fund Percentage                                                                               5.50%
  Specified Reserve Fund Amount                                                                           41,249,380.29
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                               6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                           48,749,267.61

                                                                     Class A         Class B                   Total
                                                                     Amount          Amount                   Amount
                                                                     ------          ------                   ------
  Beginning Balance                                                 40,153,630.29    1,095,750.00         41,249,380.29
  Withdrawal Amount                                                           -              -                     -
  Transferor Excess                                                  1,213,877.56                          1,213,877.56
                                                                  -------------------------------------------------------
  Reserve Fund Balance Prior to Release                             41,367,507.85    1,095,750.00         42,463,257.85
  Specified Reserve Fund Balance                                    40,153,630.29    1,095,750.00         41,249,380.29
  Release to Transferor                                              1,213,877.56            -             1,213,877.56
                                                                  -------------------------------------------------------
  Ending Reserve Fund Balance                                       40,153,630.29    1,095,750.00         41,249,380.29
  Cumulative Withdrawal Amount                                                -              -                     -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:             Vehicles
                                                          --------
  Liquidated Contracts                                       104
                                                             ---
  Discounted Principal Balance                                                1,941,412.55
  Net Liquidation Proceeds                                                   (1,657,342.34)
  Recoveries - Previously Liquidated Contracts                                   (8,435.00)
                                                                    -----------------------
  Aggregate Credit Losses for the Collection Period                             275,635.21
                                                                    =======================
  Cumulative Credit Losses for all Periods                                    3,383,319.82
                                                                    =======================
  Repossessed in Current Period                              44
                                                             ---

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                 Annualized Average
FOR EACH COLLECTION PERIOD:                                             Charge-Off Rate
                                                                    -----------------------
    Second Preceding Collection Period                                               0.43%
    First Preceding Collection Period                                                0.39%
    Current Collection Period                                                        0.46%

--------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                  0.43%
Charge-off Rate Indicator (greater than 1.25%)                             CONDITION NOT MET
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                       Percent    Accounts Percent          Aniv
                                                                            -------    -------- -------          ----

 31-60 Days Delinquent                                                           1.12%    414    1.08%         7,673,280.24
 61-90 Days Delinquent                                                           0.08%     28    0.08%           581,820.64
 Over 90 Days Delinquent                                                         0.03%     12    0.04%           301,310.42
                                                                                       --------          ------------------
  Total Delinquencies                                                                     454                  8,556,411.30
                                                                                       ========          ==================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                0.12%
    First Preceding Collection Period                                                                                 0.12%
    Current Collection Period                                                                                         0.11%


---------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                                                   0.12%
Delinquency Percentage Indicator (greater than 1.25%)                                                     CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                      Vehicles
                                                                                                 --------
  Matured Lease Vehicle Inventory Sold                                                               7            134,113.17
                                                                                                    ---
  Net Liquidation Proceeds                                                                                       (127,378.65)
                                                                                                                -------------
  Net Residual Value (Gain) Loss                                                                                    6,734.52
                                                                                                                =============

  Cumulative Residual Value (Gain) Loss all periods                                                               346,855.00
                                                                                                                =============

                                                                                                  Average          Average
                                                               Number  Scheduled   Sale       Net Liquidation     Residual
MATURED VEHICLES SOLD FOR                                       Sold  Maturities   Ratio         Proceeds           Value
EACH COLLECTION PERIOD:                                         ----  ----------   -----         --------           -----
  Second Preceding Collection Period                             12         0     100.00%        13,733.33         16,677.63
  First Preceding Collection Period                              11         5     100.00%        16,468.76         17,961.29
  Current Collection Period                                       7         6     100.00%        18,196.95         19,792.78
  Three Month Average                                                                            15,777.83         17,875.18
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                       88.27%
-----------------------------------------------------------------------------------------------------------------------
                                                                                 Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                             Amount/Ratio          Test Met?
---------------                                                                   ------------          ---------
a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                  100.00%              YES


b) Number of Scheduled Maturities greater than 500                                      6                  NO



c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of
   Avg. Residual Values                                                               88.27%               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                 CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 27, 2000 for the Collection Period of February 1
                           through February 29, 2000

---------------------------------------------------------------------------------------------------------------------------
                                                                             Certificate Balance              Class A1
                                                                             -------------------              --------
                                                             Total           Percent    Balance               Balance
---------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    98.00%
---------
  Interest Collections                                       5,263,076.43
  Non-recoverable Advances                                     (51,928.66)
                                                           ----------------
    Available Interest                                       5,211,147.77              5,105,213.12        1,312,769.09
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,075,508.25)            (3,075,508.25)        (829,237.50)
  Net Investment Income                                        147,208.99                147,208.99
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                         -                   -
  Interest Accrual for Adjusted Class B Certificate Bal.      (282,419.42)              (282,419.42)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                              (602,902.96)              (590,646.86)
  Capped Expenses                                              (20,395.10)               (19,980.50)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                         -
  Uncapped Expenses                                                  -                         -
                                                           ----------------          ----------------
  Total Unallocated Interest                                 1,377,131.03              1,283,867.08
  Excess Interest to Transferor                                                       (1,283,867.08)
                                                           ----------------          ----------------
  Net Interest Collections Available                         1,377,131.03                      -
  Interest Collections Allocated to Losses                    (276,629.59)
  Accelerated Principal Distribution                          (147,931.28)
                                                           ----------------
  Deposit to Reserve Fund                                      952,570.16
                                                           ----------------
  Withdrawal from Reserve Fund                                       -
                                                           ----------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                         (282,369.73)              (276,629.59)
  Loss Reimbursement from Transferor                           276,629.59                276,629.59
  Loss Reimbursement from Reserve Fund                               -
                                                           ----------------          ----------------
  Transferor Ending Certificate Principal Loss Amount           (5,740.14)                     -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ----------------
  Ending Balance                                                     -
                                                           ----------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ----------------
  Ending Balance                                                     -
                                                           ----------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ----------------
  Ending Balance                                                     -
                                                           ----------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                           ----------------
  Ending Balance                                                     -
                                                           ----------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                261,307.40
  Allocations - Current Period                              13,146,347.44             13,146,347.44       13,146,347.44
  Allocations - Accelerated Principal Distribution             147,931.28                147,931.28          147,931.28
  Allocations - Not Disbursed Beginning of Period           26,223,766.29             26,223,766.29       26,223,766.29
  Allocations - Not Disbursed End of Period                 39,518,045.01             39,518,045.01       39,518,045.01
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             11,026,353.17             10,073,783.01        2,487,712.50
  Allocations - Current Period                               3,357,927.67              3,357,927.67          829,237.50
  Allocations - Not Disbursed Beginning of Period            6,715,855.34              6,715,855.34        1,658,475.00
  Allocations - Not Disbursed End of Period                          -                         -                   -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                              1,213,877.56
  Due To Trust                                              23,368,061.73             23,368,061.73       15,781,991.22
                                                           ----------------         ----------------    ----------------
     Total Due To Trust                                     24,581,939.29             23,368,061.73       15,781,991.22
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                             Class A2       Class A3    CLASS B          Transferor Interest
                                                             --------       --------    --------         -------------------
                                                             Balance        Balance     Balance       Interest         Principal
--------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                               2.00%
---------
  Interest Collections
  Non-recoverable Advances

    Available Interest                                     2,948,521.05   505,659.20   338,263.78       105,934.65
  Class A1, A2, A3 Notional Interest Accrual Amount       (1,914,848.75) (331,422.00)
  Net Investment Income
  Unreimbursed A1, A2, A3 Interest Shortfall                       -            -
  Interest Accrual for Adjusted Class B Certificate Bal.                              (282,419.42)
  Class B Interest Carryover Shortfall                                                       -
  Servicer's Fee                                                                                        (12,256.10)
  Capped Expenses                                                                                          (414.60)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                         -
  Uncapped Expenses                                                                                           -
                                                                                                     -----------------
  Total Unallocated Interest                                                                             93,263.95
  Excess Interest to Transferor                                                                       1,283,867.08
                                                                                                     -----------------
  Net Interest Collections Available                                                                  1,377,131.03
  Interest Collections Allocated to Losses                                                             (276,629.59)
  Accelerated Principal Distribution                                                                   (147,931.28)
                                                                                                     -----------------
  Deposit to Reserve Fund                                                                               952,570.16
                                                                                                     -----------------

  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                 (276,629.59)                     (5,740.14)
  Loss Reimbursement from Transferor                                                   276,629.59      (276,629.59)
  Loss Reimbursement from Reserve Fund
                                                                                      -------------  ----------------------------
  Transferor Ending Certificate Principal Loss Amount                                        -         (276,629.59)    (5,740.14)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                       261,307.40
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                        -           -             -                -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                            5,744,546.25   994,266.00   847,258.26       952,570.16
  Allocations - Current Period                             1,914,848.75   331,422.00   282,419.42             -
  Allocations - Not Disbursed Beginning of Period          3,829,697.50   662,844.00   564,838.84             -
  Allocations - Not Disbursed End of Period                        -            -            -                -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                                         952,570.16    261,307.40
  Due To Trust                                             5,744,546.25   994,266.00   847,258.26                           -
                                                         --------------- ------------ ------------  ----------------------------
     Total Due To Trust                                    5,744,546.25   994,266.00   847,258.26       952,570.16    261,307.40
--------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 27, 2000 for the Collection Period of February 1
                           through February 29, 2000

-------------------------------------------------------------------------------------------------------------------------------
                                                                  Certificate Balance                   Class A1
                                                                  -------------------                   --------
                                                   Total          Percent    Balance            Percent           Balance
-------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)          749,988,732.51
Discounted Principal Balance                   749,988,732.51
Initial Notional/Certificate Balance                     -        100.00%  735,000,000.00       25.71%          189,000,000.00
Percent of ANIV                                                                    98.00%                               25.20%
Certificate Factor                                                              1.0000000                            1.0000000
Notional/Certificate Rate                                                                                               5.265%
Targeted Maturity Dates                                                                                      December 25, 2000
Servicer Advance                                 1,324,812.20
Servicer Payahead                                1,260,008.73
Number of Contracts                                    34,185
Weighted Average Lease Rate                             6.81%
Weighted Average Remaining Term                          33.8
Servicing Fee Percentage                                1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                 723,483,546.05
Discounted Principal Balance                   723,276,498.04
Notional/Certificate Balance                                               735,000,000.00                       189,000,000.00
Adjusted Notional/Certificate Balance                                      708,776,233.71                       162,776,233.71
Percent of ANIV                                                                    97.97%                               22.50%
Certificate Factor                                                              1.0000000                            1.0000000
Servicer Advances                                2,173,518.26
Servicer Pay Ahead Balance                       2,191,307.57
Maturity Advances Outstanding                            -
Number of Current Contracts                            37,342
Weighted Average Lease Rate                             6.82%
Weighted Average Remaining Term                          19.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value               710,070,151.07
  Discounted Principal Balance                 709,669,928.01
  Notional/Certificate Balance                                             735,000,000.00                       189,000,000.00
  Adjusted Notional/Certificate Balance                                    695,481,954.99                       149,481,954.99
  Percent of ANIV                                                                  97.95%                               21.05%
  Certificate Factor                                                            1.0000000                            1.0000000
  Servicer Advances                              2,386,330.18
  Servicer Pay Ahead Balance                     1,894,745.85
  Maturity Advances Outstanding                          -
  Number of Current Contracts                          37,029
  Weighted Average Lease Rate                           6.82%
  Weighted Average Remaining Term                        18.2

Prior Certificate Interest Payment Date     December 27, 1999
Next Certificate Interest Payment Date         March 27, 2000
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                         CLASS A2                          Class A3
                                                         --------                          --------
                                                 Percent           Balance          Percent          Balance
-----------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance             57.76%        424,500,000.00         9.90%     72,800,000.00
Percent of ANIV                                                        56.60%                           9.71%
Certificate Factor                                                  1.0000000                       1.0000000
Notional/Certificate Rate                                              5.413%                          5.463%
Targeted Maturity Dates                                     December 25, 2001                  March 25, 2002
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                   424,500,000.00                   72,800,000.00
Adjusted Notional/Certificate Balance                          424,500,000.00                   72,800,000.00
Percent of ANIV                                                        58.68%                          10.06%
Certificate Factor                                                  1.0000000                       1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                 424,500,000.00                   72,800,000.00
  Adjusted Notional/Certificate Balance                        424,500,000.00                   72,800,000.00
  Percent of ANIV                                                      59.78%                          10.25%
  Certificate Factor                                                1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                     Class B                            Transferor Interest
                                                     --------                           -------------------
                                            Percent            Balance                         Balance
-----------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance        6.63%          48,700,000.00                      14,988,732.51
Percent of ANIV                                                    6.49%                              2.00%
Certificate Factor                                             1.0000000
Notional/Certificate Rate                                         6.959%
Targeted Maturity Dates                                December 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                               48,700,000.00                      14,707,312.34
Adjusted Notional/Certificate Balance                      48,700,000.00                      14,707,312.34
Percent of ANIV                                                    6.73%                              2.03%
Certificate Factor                                             1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                             48,700,000.00                      14,588,196.08
  Adjusted Notional/Certificate Balance                    48,700,000.00                      14,588,196.08
  Percent of ANIV                                                  6.86%                              2.05%
  Certificate Factor                                           1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY            VEHICLES
---------------------------------            --------
Principal Collections                                        7,436,109.26
Prepayments in Full                             198          3,825,645.17
                                                ---
Reallocation Payment                             4              76,114.83
                                                ---
Interest Collections                                         5,263,076.43
Net Liquidation Proceeds and Recoveries                      1,665,777.34
Increase (Decrease) in Maturity Advances                             -
Net Liquidation Proceeds - Vehicle Sales                       127,378.65
Non-Recoverable Advances                                       (51,928.66)
                                                         -----------------
Total Available                                             18,342,173.02
--------------------------------------------------------------------------

-----------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:              Amount              Annual Amount
                                        ----------------     ----------------
   Total Capped Expenses Paid                 20,395.10            40,790.20
   Total Uncapped Expenses Paid                    -                    -
   Capped and Uncapped Expenses Due                -                    -

SERVICER'S FEE DUE:
   Servicer's Fee Paid                       602,902.96
   Servicer's Fee Balance Due                      -
 SUPPLEMENTAL SERVICER'S FEES                 77,981.59
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------
REVOLVING PERIOD:                                   VEHICLES               AMOUNT
-----------------                                   --------               ------
  Beginning Unreinvested Principal Collections                                 -
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts                    0                      -
                                                       ---
                                                                   ---------------
  Ending Unreinvested Principal Collections                                    -
-----------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C Distribution Date of March 27, 2000 for the Collection Period of February 1
                           through February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A1        CLASS A2       CLASS A3         CLASS B       TOTAL CLASS
                                                         Balance         Balance       Balance          Balance          Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                       0.23%           0.27%         0.32%            2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                               189,000,000.00 424,500,000.00  72,800,000.00  48,700,000.00  735,000,000.00

INTEREST PAYMENTS
Class Interest Rate for Current Interest Period                6.41125%       6.45125%       6.50125%       8.18125%
Interest Calculation for Current Interest Period           3,062,974.69   6,922,460.05   1,196,374.47   1,007,134.60   12,188,943.81
At Certificate Payment Date:
   Paid to Swap Counterparty                               2,487,712.50   5,744,546.25     994,266.00     847,258.26   10,073,783.01
   Due to Swap Counterparty                                2,487,712.50   5,744,546.25     994,266.00     847,258.26   10,073,783.01
   Proration %
   Interest Due to Investors                               3,062,974.69   6,922,460.05   1,196,374.47   1,007,134.60   12,188,943.81
   Interest Payment to Investors                           3,062,974.69   6,922,460.05   1,196,374.47   1,007,134.60   12,188,943.81

Net Settlement due to / (receive by) Swap Counterparty       575,262.19   1,177,913.80     202,108.47     159,876.34    2,115,160.81

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)        3,062,974.69   6,922,460.05   1,196,374.47   1,007,134.60   12,188,943.81

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                            -              -              -              -               -
Swap Interest Shortfall Inc/(Dec) This Period                      -              -              -              -               -
Swap Swap Interest Shortfall Carryover                             -              -              -              -               -

INTEREST RESET
Interest Rate                                                    TBD            TBD            TBD            TBD
Number of Days                                                   TBD            TBD            TBD            TBD
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE
------------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ HOLLY PEARSON
-------------------------------------------------------------------
Holly Pearson, Treasury Operations Manager